13. COMMITMENTS	12 Months Ended
Jan. 31, 2018
Notes
13. COMMITMENTS

13.      COMMITMENTS

The Company has entered into an operating lease agreement for office premises.  The current commitment under the lease is as follows:

Amount

Year ending January 31, 2019	$ 74,991

Total	$ 74,991

The amount of the commitment recognized as expense in the fiscal year ended January 31, 2018 was $35,793 (2017 - $17,726; 2016 - $54,330).

The Company has signed an agreement with a hunting lodge in the area of the project, which, conditional on the receipt of applicable permits and licences, requires the Company to pay $100,000 (plus sales tax if required) as full and final compensation for any loss of business which the lodge may suffer in connection with the construction, development and overall operation of the mine.  This payment is required to be made three months prior to commencement of construction.